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                                                                   Exhibit 10.91

                           China Resources Building/Lease Contract/2003 No. 1103

                            China Resources Building

                              Office Lease Contract

             Suites 1002-1004, 10th Floor, China Resources Building

                    No. 8 Jianguomen Beidajie, Beijing, China
                                     100005

              Landlord: Beijing China Resources Building Co., Ltd.

                                       and

                         Tenant: Hurray! Solutions Ltd.

                            Dated: November 14, 2003

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Landlord: Beijing China Resources Building Co., Ltd. (hereinafter referred to as
"Party A")

Registered Address: No. 8 Jianguomen Beidajie, Beijing

Legal Representative: Mr. Wang Yin

Business License Code: Qizuojingzongzi No. 009573

Tenant: Hurray! Solutions Ltd. (hereinafter referred to as "Party B")

Registered Address: Floor B, Tong Heng Building, No. 4 Huayuan Road, Haidian
                    District, Beijing

Legal Representative: Mr. Xiang Songzuo

Registration No: 1100002088140 (1-1)

The Parties agree to enter into this lease contract (hereinafter referred to as this "Contract") on November 14, 2003 through friendly consultation.

Article 1 Leased Unit

Party A agrees to lease to Party B the office unit of 1002-1004 at 10th floor of China Resources Building as referred to in this Contract (hereinafter referred to as the "Building") (hereinafter referred to as the "Unit" or "Leased Unit") at its current conditions. Party B has conducted adequate examination thereupon and agrees to lease the Leased Unit at its current conditions.

The Unit that Party A leases to Party B and Party B leases from Party A is the unit of 1002-1004 at 10th floor of China Resources Building, which is located at No. 8 Jianguomen Beidajie, Beijing, the People's Republic of China. The Parties confirm that the construction space of the Unit is 635.64 square meters, and its use space is 444.95 square meters (more particularly shown in the plane map attached hereto as Exhibit A, which is for the purpose of determining its location only.)

Article 2 Lease Purpose

The Leased Unit shall not be used for any purpose other than office use.

Article 3 Lease Term

The term of this Contract is 30.5 months, commencing from February 16, 2004 and ending on August 31, 2006.

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Article 4 Renovation, Decoration, Renovation and Decoration Period, and Grace
Period

1.   Renovation and Decoration

     1.1 If Party B conducts renovation and decoration to the structure or facilities of the Leased Unit or other units of the Building for special needs of its business operation (hereinafter referred to as "Renovation and Decoration"), Party B shall submit in advance the plan for Renovation and Decoration for Party A's review. Party A shall conduct the review and notify Party B of the result of such review in express written notice within [14] days upon receipt of the whole plan for Renovation and Decoration. Party B's Renovation and Decoration is subject to Party A's prior written approval. Party B is obligated to inform Party A of the actual or potential danger or threat to the Building which may be caused by its Renovation and Decoration.

     1.2 Party B is entitled to engage decorators at its own discretion, provided such decorators have the qualifications or permits as required by any competent governmental authorities. To the reasonable extent, Party A shall provide assistance to Party B and its decorators in obtaining relevant permits and certificates from governmental agencies to access the Leased Unit for purpose of decoration; provided, however, that any project in connection with the air-conditioning and fire-prevention system and the electrical and mechanical projects in the public area shall be conducted by the decorators designated by Party A.

     1.3 Party B shall bear the costs of Renovation and Decoration and all expenses incurred by Party A in connection with renovation of the facilities or equipment of the Building or any other buildings for purpose of collaboration in Party B's Renovation and Decoration.

     1.4 Upon expiration or early termination of this Contract, Party B shall restore the Leased Unit to its original standard status following its evacuation, i.e., flat and smooth cement floor (with complete wiring system), white painted wall, and complete hung ceiling based on open space (hereinafter referred to as "Restoration"). Then Party B shall surrender the Leased Unit to Party A or, if Party A complete the Restoration work, Party B shall compensate Party A in full for all expenses incurred by Party A in connection with such Restoration.

2.   Decoration Period and Grace Period

     2.1 For purpose of completion of the decoration, Party B is entitled to a decoration period of 1.5 months, i.e., starting from January 1 and ending on February 15, 2004. The occupation by Party B of the Leased Unit for purpose of Renovation and Decoration is not subject to any rent.

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     2.2 Party B is entitled to a grace period of three months, which are allocated as follows:

          One month, as of September 1 until September 30, 2004;
          One month, as of September 1 until September 30, 2005;
          One month, as of August 1 until August 30, 2006.

The occupation of the Leased Unit by Party B during the grace periods is not subject to any rent.

     2.3 During the decoration period and grace period, Party B shall pay property management fees and miscellaneous fees with respect to the Leased Unit, expenses in connection with the decoration, and other expenses incurred in connection with the occupation and use of Leased Unit or other public areas by Party B.

3. The Renovation and Decoration period shall not be extended if such period is delayed due to the event that the engaged decoration company fails to timely submit the plan for Renovation and Decoration of the Unit to Beijing fire prevention authorities or relevant governmental agencies for approval, or the Renovation and Decoration plan fails to be approved by the fire prevention authorities or relevant governmental agencies, is inconsistent with property management regulations of the Building, or has any potential defects which may cause actual or possible hazard upon the Building, or fails to be timely submitted to the property management company of the Building (hereinafter referred to as the "Manager"), for all of which Party B is accountable. Party A bears no responsibility therefor.

4. Party B shall not commence decoration until it has effected formal delivery procedures with respect to the Leased Unit with the Manager (hereinafter referred to as the "Delivery"). Party B shall be responsible for all legal consequences arising from its occupation of the Leased Unit, and the insurance, miscellaneous fees, property management fees and other expenses incurred in connection with the occupation and use of the Leased Unit or other public areas by Party B from the earlier date on which the Delivery is effected or the Renovation and Decoration period commences.

5. If Party B occupies the Leased Unit within the Renovation and Decoration period prior to the commencement date of the lease after completion of the Renovation and Decoration, Party B shall be subject to full payment of any property management fees and miscellaneous fees with respect to the Leased Unit and other expenses incurred in connection with the occupation and use of the Leased Unit or other public areas by Party B.

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Article 5 Rent, Deposit, Other Expenses and Payment Terms

1.   Rent:

     1.1 The standard rent for the Unit is US$21.20 (excluding property management fees) per square meter (in terms of construction space) per calendar month. The monthly rent is US$13,475.57 in aggregate.

     1.2 The rent for each month shall be paid by Party B no later than the 7th day of that month. Party B shall not deduct or set off the rent for any reason.

2.   Initial Rent:

     Within 7 days following execution of this Contract or before the Delivery (whichever is earlier), Party B shall pay to Party A an initial rent equivalent to the one-month rent in the amount of US$13,475.57. The period for the initial rent is calculated from February 16, 2004 to March 15, 2004.

3.   Rent Adjustment:

     If Party B desires to extend the lease upon expiration of this Contract, Party A has the right to adjust the rent based on the then market conditions.

4.   Rent Deposit:

     4.1 Within 7 days following execution of this Contract or before the Delivery (whichever is earlier), Party B shall pay to Party A a deposit equivalent to the three-months rent to ensure Party B's faithful performance of all terms and conditions under this Contract. The rent deposit is US$40,426.71 in aggregate.

     4.2 If Party B breaches any provision of this Contract, Party A may use or withhold all or part of the rent deposit to compensate the loss incurred by Party B arising from Party's breach of this Contract. If the rent deposit is insufficient to cover such loss, the remainder shall be fully complemented by Party B. After deduction of the rent deposit by Party A, Party B shall make up the rent deposit to the amount set forth in Section 4.1 within seven (7) days of its receipt of [Party A's ] notice.

     4.3 When this Contract expires or is terminated by the Parties through agreement, if Party B has paid up all rent, rent deposit, property management fees, deposit for property management fees, miscellaneous fees and compensation (if any) and other expenses incurred in connection with the occupation and use of the Leased Unit or other public areas by Party B, has fully performed its obligations under this Contract, and has surrendered the Leased Unit to Party A, Party A shall return the rent deposit without any interest thereon to Party B within 14 days.

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5.   Notary Fee, Stamp Duty and Registration Fee:

     Party A and Party B shall bear their respective taxes and fees in connection with lease of the Unit pursuant to relevant governmental regulations, including without limitation any notary fee, stamp duty, registration fee and other relevant expenses.

6.   Payment Terms:

     6.1 Party B shall pay relevant rent and expenses and other payments in US$/RMB promptly to the bank and account designated by Party A. Party A has the right to change the designated bank and account.

     6.2 If Party B elects to pay all rent, rent deposit, property management fees, deposit for property management fees, miscellaneous fees and compensation (if any) and other expenses incurred in connection with the occupation and use of the Leased Unit or other public areas by Party B in RMB, the exchange rate between US$ and RMB shall be the intermediate foreign exchange rate between US$ and RMB published by the Bank of China on the date on which Party A or the finance department of the Manager issues the payment notice.

7.   Property Management and Property Management Fees:

     7.1 The Manager entrusted by Party A or Party A itself shall be responsible for the property management of the Building.

     7.2 The property management fee of the Unit is US$3.8 per square meter (in terms of construction space) per calendar month, i.e., US$2,415.43 per month. Party A or the Manager has the right to universally adjust relevant fees in light of increased operational cost, provided such adjustment must comply with relevant national policies, regulations and the then market conditions.

     7.3 Party B agrees to comply with all provisions provided in the Tenant Manual (which is an attachment of this Contract) and other real property management regulations. Party B shall pay to the Manager the deposit for property management fees equivalent to three monthly property management fees in the amount of US$7,246.29 and the one-month management fee of US$2,415.43 within seven days following the execution of this Contract or before the Transfer (whichever is earlier).

     7.4 Party B shall pay management fees in accordance with the management fee regulations and payment terms set forth by the Manager.

     7.6 Party B shall pay and discharge the fees for electricity, water (if any), lease of telephone line, special telecommunication lines, telephone and other fees (if any) relating to the Leased Unit or the public areas occupied by Party B in accordance with the accounts of miscellaneous fees provided by Party A or the Manager.

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     7.7 Party B shall pay the property management fees, miscellaneous fees and other fees arising from the occupation and use by Party B of the Leased Unit or other public areas to the Manager no later than the 7th day of each month in accordance with the requirements set forth in the payment notice issued by the property Manager.

     7.8 Upon expiration of this Contract, if Party B does not desire to renew this Contract and has paid up all rent, property management fees, miscellaneous fees and compensation (if any) payable and other expenses incurred in connection with the occupation and use of the Leased Unit or other public areas by Party B, has fully performed its obligations under this Contract, and has returned the Leased Unit to Party A, Party A shall undertake to procure the Manager to return the deposit for property management fees without any interest thereon to Party B within 14 days.

Article 6 Security within the Leased Unit

     1. Party A shall not be liable for any loss or damage incurred by Party B or its customers, partners, agents or other personnel in the Leased Unit in connection with any theft or robbery which is not resulted from the intentional [acts] or gross negligence of Party A's security personnel. If any security issue occurs within the Leased Unit, Party B shall notify Party A [and] the Manager immediately. Upon receipt of such notice from Party B, Party A or the Manager shall react promptly and take measures to reduce or avoid any loss.

     2. Party B shall be solely responsible for any costs arising from the reinforcement of security within the Leased Unit by Party B or any expenses incurred by Party A in connection with its collaboration with Party B for such security reinforcement within the Leased Unit.

     3. Party B shall notify Party A within reasonable time by prior written notice of any event which Party B has been or should be aware of, and which may cause significantly-larger-than-normal number of visitors or other unusual circumstance to facilitate [Party A's] maintenance of the normal office order (environment).

     4. Party B shall be fully liable for any asset loss or personnel injury incurred by Party A arising from Party B's breach of provisions under this Article or other negligence committed by Party B.

Article 7 Obligations and Rights

A    Party A's Obligations and Rights

     1.   Obligations:

          1.1 Party A warrants to legally secure the property ownership certificate of China Resources Building and to have the right to lease all space therein.

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          1.2 Party A is legally qualified to conduct foreign lease business in accordance with its registered business scope.

          1.3 Party A has the lawful title to the Leased Unit.

          1.4 [Party A] warrants that the [Building] is in compliance with design standards and use requirements.

          1.5 Party A is responsible to supervise the Manager to keep good, clean and normal condition of all equipment and systems in the public areas and to keep the public areas clean and tidy, so as to provide Party B with a proper office environment free of disturbance.

          1.6 Party A is obligated to deal with any problem or dispute between Party B and the Manager with respect to property management and reconcile their relationship.

          1.7 Party A is responsible to supervise the Manager to undertake the management work in connection with landscaping and security of the Building, as well as any expenses in connection therewith.

          1.8 Except for any force majeure event or responsibility of relevant governmental agencies, Party A warrants to maintain the electricity, lighting (excluding lighting apparatus), air-conditioning and telecommunications within the Leased Unit in good condition and suitable for normal business operation from the lease commencement date under this Contract.

          1.9 [Party A] provides air-conditioning services to the Leased Unit (at the office level) from 8:00 to 18:00 Monday through Friday excluding statutory holidays. If Party B requests Party A to provide over-time air-conditioning services, Party B shall submit a written application to Party A or the Manager during 8:30 to 16:00 Monday through Friday and pay all expenses in connection therewith in accordance with all provisions in the China Resources Building Regulations on Provision of Air-Conditioning Services.

          1.10 Party A or the Manager engaged by Party A shall place a company name placard for Party B according to the unified standards of the Building thereon at the position designated by Party A or the Manager engaged by Party A at the lobby of the Building (the name displayed on the placard shall be the name of Party B under this Contract), provided that Party B fulfills the commitments set forth in Paragraph 1.32, Section B, Article 7 and bears any fees in connection therewith.

          1.11 Party A agrees to keep in confidence the provisions set forth above and unless required by law, court judgment or administrative order, shall not disclose to

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any third party without Party B's permission, with the exception of Party A's legal counsels and/or consultants.

     2.   Rights:

          2.1 Party A has the right to access all passages and public areas of the Building.

          2.2 Party A has the right to have all equipment, systems and pipelines examined, maintained and installed.

          2.3 Party A or its authorized person (including the Manager) has the right to assign staff to enter the Leased Unit for the purpose of security, patrol, repair or maintenance of the Leased Unit, provided that Party A notifies Party B in writing one day in advance. In the occurrence of any emergence or danger, Party A or its authorized person (including the Manager) may enter the Unit to handle such occurrence without Party B's consent. In any event, Party A shall use its best endeavors to refrain from obstructing Party B in its use of the Leased Unit for business operations.

          2.4 During the term of this Contract, Party A has the right to transfer the Building or any part thereof to any third party, including the Unit leased under this Contract; provided, however, that Party A shall ensure the transferee bear all warranties and powers provided for Party A under this Contract.

          2.5 Party A has the exclusive power to place, arrange, maintain, remove or replace all placards, bulletins, posters and advertising devices placed on any part of the Building.

          2.6 Party A has the right to change the name of the Building without consultation with Party B.

          2.7 Party A reserves the right to re-develop and renovate the Leased Unit or any other part of the Building. Under any such circumstance, Party A shall not terminate this Contract unless it has duly notified Party B in writing six months in advance and shall return to Party B the rent deposit, and also warrant to cause the Manager to return the deposit for property management fees to Party B. Party B is no longer obligated to pay the rent for the outstanding term of the lease to Party A. Party A shall be liable for any material impact brought about by such action on the benefit and objective anticipated by Party B upon entering into this Contract.

          2.8 Party A or its authorized person may enter and inspect [the Building] during the six months prior to the expiration of this Contract by prior notice of Party B.

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          2.9 Party A has the right to pledge the Building, including the Leased
Unit or any other part thereof, under mortgage or any other security interest during the term of this Contract without agreement of Party B.

          2.10 Party A is not liable for any loss or injury caused by any reasons other than those on the part of Party A.

          2.11 Neither the failure nor delay on the part of Party A to exercise any right or remedy thereof under this Contract shall constitute a waiver thereof, nor shall any single or partial exercise by Party A of any right precludes any other or further exercise of the same right or any other right or the remedy thereof.

B    Party B's Obligations and Rights

     1.   Obligations:

          1.1 During the term of this Contract, [Party B shall] make due payment to Party A for rent, rent deposit, property management fees, deposit for property management fees, miscellaneous fees and other expenses incurred in connection with the occupation and use of the Leased Unit or other public areas by Party B. [Party B shall] not refuse to make such payment for any other reasons such as any problem with the property management.

          1.2 If Party B occupies any part of the public areas, Party B shall bear the property management fees or miscellaneous fees in connection with its occupation of such public area.

          1.3 Following execution of this Contract but before the commencement of the Renovation and Decoration period, Party B shall deliver to Party A or its entrusted Manager all maps in respect of interior renovation and decoration. Party B shall be subject to the provisions and restrictions set forth in the Tenant Decoration Manual to be issued by Party A or its entrusted Manager and the maps and specifications for Renovation and Decoration to be approved by Beijing fire prevention authorities in connection with its Renovation and Decoration of the Leased Unit.

          1.4 The decorators engaged by Party B shall not conduct interior Renovation and Decoration of the Leased Unit unless it has secured the license for such work, relevant business license, and certificate of qualification from competent governmental agencies.

          1.5 If Party B desires to conduct Renovation and Decoration work during the term of this Contract, it shall always notify Party A or its authorized person (including the Manager) in advance and secure its written consent thereof.

          1.6 [Party B shall] be liable for all losses incurred by Party A, other tenants, users or any third party caused by Party B.

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          1.7 [Party B shall] reasonably use the devices within the Leased Unit provided by Party A and public devices/systems/equipment of the Building (including without limitation air-conditioning/heating devices, fire prevention/alarming devices, lighting devices, cables, wires, and wiring pipelines) from any damage.

          1.8 Party B shall promptly notify Party A or the Manager of any damage to the Leased Unit caused by Party B and be responsible for any expenses incurred in connection with any repair thereof. If Party B fails to repair such damage in part or in whole within one month following its receipt of Party A's written notice, Party A may arrange for such repair at its own discretion and any expenses incurred in connection therewith shall be borne by Party B.

          1.9 Party B shall undertake reasonable measures to protect the Leased Unit from natural disasters, such as storm or sand storm. Party B shall promptly notify Party A or the Manager of any damage to the Leased Unit resulting from such natural disaster.

          1.10 For any damage to the structural part of the Leased Unit due to negligence or default of Party B, Party B shall restore the Leased Unit to its complete and good condition within one month following its receipt of Party A or the Manager's written notice.

          1.11 [Party B shall] be responsible to obtain insurance for its own property and other necessary insurances from prestigious insurers.

          1.12 [Party B] agrees that Party A or its entrusted Manager may enter the Leased Unit for regular maintenance or emergency repair, and prior notice to Party B is only required for regular maintenance.

          1.13 [Party B shall] promptly notify party A or the Manager of any property loss or personnel injury within the Leased Unit.

          1.14 Without written consent of Party A or its entrusted Manager, Party B shall not install or renovate the equipment or partition within the Building, or exceed the weight-bearing standards of the floor.

          1.15 Party B shall refrain from any action which may cause disturbance to the Building or other people or make any noise in the Building.

          1.16 Party B shall refrain from any action which may cause danger to Party A or other tenants in the Building, or any operation or action which may be detrimental to the image of the Building, or any illegal activity within the Leased Unit.

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          1.17 Party B shall not store any materials that are hazardous to the
Building or other people, including without limitation weapons, ammunition, nitro, gunpowder, kerosene or other flammable, explosive, illegal or hazardous materials.

          1.18 With the exception of appropriate food and materials necessary for Party B's business operations, Party B shall not store or manufacture other materials within the Leased Unit. Party B shall not raise any animal for any purpose whatsoever within the Leased Unit without Party A's prior written consent.

          1.19 Party B shall not conduct or permit other personnel to conduct such activities that may cause the insurance of the Building partly or wholly void or increase of premiums. If Party B breaches this provision and consequently subject Party A to re-insurance or expenditure of increased premiums, Party B shall immediately compensate Party A for any premium or related expense paid or additionally paid by Party A in connection therewith.

          1.20 Party B shall not stack, discard or leave any box, furniture, garbage or any other materials at any public area of the Building such as the hallway, elevator, stairway, passage, lobby, landing, window, which may cause inconvenience or blockage to other tenants or users of the Building.

          1.21 Party B shall not erect, display or exhibit any advertising or identifying devices around the doors or windows of the Unit, nor at the interior or exterior of the Building, unless with prior written approval of Party A or the Manager.

          1.22 Following execution of this Contract, Party B shall comply with the Tenant Manual and other property management regulations formulated by the Manager.

          1.23 [Party B] warrants to secure valid business license, charter, approval or license, or other similar documents from competent national authorities prior to its business operations at the Unit.

          1.24 Upon expiration of this Contract, Party B shall return the Leased Unit to Party A in the same condition upon the Delivery after Party B's Restoration. Party B may transfer the decoration thereof, in part or in whole, to Party A free of charge subject to Party A's written consent. Under such circumstance Party B is relieved of the obligation of Restoration.

          1.25 If Party B decides to renew lease of the Unit upon expiration of this Contract, it shall notify Party A in writing six months before the expiration of this Contract.

          1.26 If Party B decides not to renew lease upon expiration of this Contract, it shall fulfill all of its obligations under this Contract before the expiry date of this Contract, including without limitation paying up all expenses, restoring the Leased

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Unit to its original condition upon delivery subject to Party A's confirmation, or completing the procedures relating to entrusting Party A for the Restoration as per relevant provisions of this Contract.

          1.27 Party B warrants that Party A or its authorized person is entitled to access the Leased Unit for examination by prior notice during the six months prior to the expiration of this Contract.

          1.28 [Party B shall] not conduct any activity that is detrimental to the reputation of Party A. Party A bears no responsibility or obligation in respect of the dispute between Party B and Party B's customers.

          1.29 [Party B shall] be subject to any other tenancy obligations provided by the State.

          1.30 Party B shall not permit any other party to use the Leased Unit by transfer of this Contract, nor shall it share the Lease Unit or any part thereof together with any third party by sub-lease or otherwise.

          1.31 During the lease term of this Contract, Party B has no right to request Party A or the Manager to reduce or remit any expense that is required to be paid under this Contract.

          1.32 Unless consented by Party A in writing, and used by Party B as its address, Party B shall not include in its business name in Chinese or English [(Chinese Text) (CHINA RESOURCES)] or [(Chinese Text) (CHINA RESOURCES BUILDING)] or any similar wording.

          1.33 If Party B needs to install any air-conditioning equipment for its own use within the Leased Unit, such installation shall be subject to Party A and the Manager's written consent and any expenses in connection therewith shall be borne by Party B.

          1.34 Party B agrees to keep in confidence the provisions set forth above and unless required by law, court judgment or administrative order, shall not disclose to any third party without Party A's written consent, with the exception of Party A's legal counsels and/or consultants.

          1.35 Party B shall be independently responsible for the cleaning of the Leased Unit at its own expense. Such independence shall not be remitted or reduced due to Party A's storage of food and other materials on behalf of Party B, possible participation by Party A's personnel in Party B's certain activities, Party A's possible rendering of certain assistance to Party B, or other related activities involving Party A. Party B warrants to keep the Leased Unit in clean condition at any time.

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          1.36 Party B is obligated to strictly comply with the laws and regulations relating to fire prevention issued by the governmental authorities and the regulations relating to safe use of gas and other facilities issued by the management department of China Resources Building.

          1.37 Unless having been consented by Party A in writing, Party B shall not store or display in its operating Unit any animal, live or otherwise (regardless of its purpose), for use as food raw materials or any other purposes whatsoever. If Party A agrees to such storage or display by Party B in such manner and area as consented by Party A, Party B shall be solely responsible for such storage and display, and warrants that such storage and display shall be conducted in such manner that will not cause any damage or threat to the public security and public sanitation of the Building.

          1.38 Notwithstanding any commitment given by Party A to Party B or any connection in whatsoever form between Party A and Party B, there exists no cooperation in whatsoever form between Party A and Party B, nor shall Party A be responsible for Party B's compliance with the food hygiene laws, advertising and promotion laws, animal protection laws, and other laws of the People's Republic of China relating to Party B's business activities in connection with Party B's business manner, operation varieties, business strategy, promotion activities and other activities relating to Party B's business operations. Party B is subject to thorough understanding and strict compliance with these laws and regulations relating to its business activities.

          1.39 Party B agrees that the Leased Unit under this Contract is for the use by a new entity to be established. Once the newly-established entity secures its business license or formal document of establishment, Party B agrees to transfer its rights and obligations under this Contract to the newly-established entity within three days following issuance of such business license or formal document of establishment. Without any prejudice to the terms under this Contract, the newly established entity and Party A shall enter into a separate lease contract or a three-party agreement.

          1.40 Party B warrants that the newly-established entity shall secure its business license or formal document of establishment within 30 days after execution of this Contract.

          1.41 Party B agrees that if the newly-established entity fails to secure its business license and formal document of establishment within the specified time limit, Party A is entitled to terminate this Contract which shall be effective on the date when Party A delivers the written notice. Party B shall be liable for breach liabilities and compensate Party A for any losses thus incurred.

     2.   Rights

          2.1 Party B may use the Building at its own discretion free of Party A's illegal disturbance during the term of this Contract.

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          2.2 If Party B is reasonably unsatisfied with the service provided by the Manager, it has the right to lodge complaint thereof to Party A and Party A shall cause the Manager to make due correction the soonest possible.

          2.3 Party B has access to the public facilities in the Building.

          2.4 Neither the failure nor delay on the part of Party B to exercise any right or remedy thereof under this Contract shall constitute a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise of the same right or any other right or the remedy thereof.

Article 8 Amendment to and Termination of this Contract

     1. This Contract may be altered, amended or early terminated in writing by agreement of the Parties hereto.

     2. This Contract may be terminated early by agreement of the Parties hereto in case of non-performance of this Contract due to occurrence of the force majeure event as contemplated under Article 10 hereof.

     3. Party A may terminate this Contract at its own discretion, which is immediately effective upon Party A's delivery of written termination notice, and shall not be liable for any damages to Party B, if Party B:

          3.1 engages in illegal business activities which are in serious breach of the laws and regulations of the People's Republic of China.

          3.2 alters the purpose of the Leased Unit without Party A's permission.

          3.3 sub-lease or transfer the Leased Unit or any part of the interest therein to any other party or use the same together with any other party without authorization.

          3.4 fails to pay rent, rent deposit, property management fees, deposit for property management fees, miscellaneous fees and other expenses incurred in connection with the occupation and use of the Leased Unit or other public areas by Party B as provided under Article 5 of this Contract, and fails to make such payment for fourteen (14) days following receipt of Party A's written notice.

          3.5 breaches its obligations provided under Section B, Article 7 of this Contract or other obligations under this Contract, and fails to correct such breach within fourteen (14) days following receipt of Party A's written notice.

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     4. Party B may terminate this Contract at its own discretion by notifying
Party A in writing thirty (30) days in advance and shall not be liable for any damages to Party A, if:

          4.1 Party A or the Manager committed any material default during its management that consequently causes Party B unable to conduct business operations;

          4.2 Party A breaches its obligations provided under Section A, Article 7 of this Contract or other obligations under this Contract, and fails to correct such breach within fourteen (14) days following receipt of Party B's written notice.

     5. After 18.5 months have elapsed since the lease commencement date, Party B may terminate this Contract by notifying Party A in writing six (6) months in advance, provided that it has paid to Party A liquidated damages in the amount of the rent for one (1) month. For avoidance of any doubt, the lease term under this Contract shall be at least for 24.5 months.

Article 9 Liabilities for Breach and Compensation

     1. If Party B fails to make due payment for rent, rent deposit, property management fees, deposit for property management fees, miscellaneous fees and other expenses incurred in connection with the occupation and use of the Leased Unit or other public areas by Party B as provided in this Contract, Party A may request Party B to pay up such payment within 14 days by written notice. If Party B fails to make such payment within 14 days following the delivery of such notice by Party A, Party A may terminate this Contract and hold Party B liable for any losses and damages thus incurred.

     2. If Party B fails to make due payment payable to Party A as provided in this Contract, Party A may charge liquidated damages in the amount of 0.04 percent of the overdue payment per day for the actually defaulting days. Such liquidated damages shall be calculated from the due date of the payment payable until when Party B has paid up the principal of such payment payable and any expenses in connection therewith. Such liquidated damages shall not affect Party A's any other rights and remedies thereof under this Contract.

     3. If Party B alters the purpose of the Leased Unit without Party A's authorization, Party A may request Party B to correct such alternation within the specified time limit. If Party B fails to make such correction as per Party A's request, Party A may terminate this Contract and claim damages against Party B in accordance with this provision.

     4. During the lease term of this Contract, if Party B lease or sub-lease the Unit without prior written permission of Party A, Party A may terminate this Contract and request Party B to eliminate the impact of the third party's rights against Party A occurred therefrom within the specified time limit. If Party B fails to eliminate such

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impact within the specified time, Party A may take measures to eliminate such impact at its own discretion and hold Party B liable for any expenses thus incurred.

     5. During the lease term of this Contract, if Party B bankrupts or liquidates, Party A may terminate this Contract. Under this circumstance, the rent deposit and the deposit for property management fees paid by Party B to Party A may be deemed as the security pledged by Party B to Party A. In allocation of Party B's liquidated assets, Party A is entitled to dispose such deposits to repay Party B's debts owing to Party A. If the rent deposit and the deposit for property management fees paid by Party B are insufficient to make up the loss incurred by Party A, Party A may claim the creditor's rights with the relevant liquidation organization.

     6. If either Party hereto is in breach of this Contract and fails to correct such breach within 14 days following written notice of the non-defaulting Party, the non-defaulting party may terminate this Contract in addition to the right to claim for any losses against the defaulting party.

     7. When this Contract is terminated pursuant to Article 8 hereof, Party B shall evacuate and remove from the Leased Unit within 14 days of the date when this Contract is terminated and perform the obligations in connection with surrender of the lease as provided under Paragraph 1.26, Section B, Article 7 hereof. The rent, property management fees and other related expenses payable by Party B shall accrue until the date when Party B surrenders to Party A the Leased Unit that has been restored to its original conditions by Party B as required under this Contract and accepted by Party A. Meanwhile, Party B shall return all keys to the Leased Unit to Party A.

     8. If Party B fails to surrender the Leased Unit as required in the preceding paragraph, Party A is entitled to evacuate the Leased Unit and restore the same to its original conditions. Any expenses thus incurred by Party A, including without limitation the expenses relating to evacuation of the Leased Unit, restoration of the Leased Unit to its original conditions, and storage of Party B's belongings therein in other place, shall be borne by Party B. Party A may deduct such expenses from Party B's rent deposit or the deposit for property management fees. If such deposits are insufficient [after deduction of such expenses], Party B shall make up for such deposits upon receipt of Party A's notice. Before Party A's exercise of the right contemplated in this paragraph, if Party B continues to use the Leased Unit, Party B shall pay the rent of the Leased Unit to Party A as provided hereunder.

     9. After Party B evacuates from the Leased Unit and restores the same to its original conditions, it shall notify Party A to inspect the Leased Unit for acceptance. The Parties hereto shall sign a Surrender Form as to the conditions of the Leased Unit at the time of inspection. Unless it is confirmed by Party A in the Surrender Form that the Leased Unit is in conformity with the surrender conditions and has been duly restored to the conditions as it was upon Delivery, the Surrender Form is only a statement with respect to the then current conditions of the Leased Unit, and shall not be deemed as the agreement to the surrender of the lease and acceptance of the Leased Unit by Party A.

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Party B shall undertake and complete Restoration work with respect to the problems identified in the Surrender Form or, if Party A is entrusted to do such work, make full compensation to Party A for all expenses thus incurred.

     10. Upon early termination or non-performance of this Contract for any reason on the part of Party B, Party A is not required to return the rent deposit or the rent for property management fees paid by Party B. Party B shall pay to Party A the rent payable for the outstanding lease term. If the loss incurred by Party A arising from such termination of this Contract exceeds the rent payable for the outstanding lease term, Party B shall be liable to compensate Party A for such loss. Party A may enter into a separate lease contract with respect to the Leased Unit to minimize the loss incurred by Party A arising from Party B's breaching activities.

     11. Upon early termination or non-performance of this Contract for any reason on the part of Party A, Party A shall return the rent deposit and the deposit for property management fees paid by Party B, and be liable for any loss incurred by Party B arising from such early termination of this Contract by Party A.

Article 10 Force Majeure

     1. Force Majeure means serious natural disasters and other events which are unforeseeable, or the occurrence or consequence of which is unavoidable or uncontrollable by human beings upon execution of this Contract by the Parties hereto. Neither Party affected [by Force Majeure] shall be liable for any failure to perform any of its obligations under this Contract due to Force Majeure.

     2. Upon occurrence of any failure or delay to perform all or any part of its obligations due to Force Majeure, [the affected party] shall give the other Party prompt notice and provide valid proof issued by the competent authorities within reasonable time.

     3. If the Leased Unit is unusable or closed by the Manager due to fire, flood, storm, typhoon, termite, earthquake, cave-in or any other acts of God, or is declared as dangerous building by the governmental authorities due to reasons beyond the control of Party A or unattributable to Party B's non-performance of this Contract, all or part of the rent may be deducted and remitted from payment according to the degree of unfitness of the Unit until the Leased Unit becomes ready for use; provided, however, Party A is not responsible to restore the Leased Unit to its original conditions, nor to compensate Party B in connection with such unfitness of the Leased Unit. If the Leased Unit is unsuitable for use for three consecutive months, either Party may terminate this Contract by written notice to the other Party. Under such circumstance, Party A shall return the rent deposit or the deposit for property management fees to Party B. Notwithstanding the foregoing, any rights and obligations of either Party prior to [such termination] shall not be affected.

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Article 11  Dispute Resolution and Governing Law

     1. The formation, validity, performance, interpretation of and dispute resolution in connection with this Contract shall be governed by the laws of the People's Republic of China.

     2. Any dispute arising from this Contract shall be resolved by the Parties hereto through consultation. If the consultation fails, either Party may submit such dispute to the Beijing Arbitration Commission for arbitration in Beijing. The arbitration award shall be final and binding upon both Parties.

     3. Pending arbitration in connection with this Contract, all terms other than the matters under dispute hereunder shall remain valid.

     4. This Contract is written in Chinese. Both an English version and a Chinese version may be made if necessary. The two versions shall have the same legal effect. The Chinese version shall prevail in case of any conflict between the two versions.

Article 12 Miscellaneous

     1.   Contract Registration

          1.1 This Contract shall be filed with the Beijing Municipal Administration of State-owned Land, Resources and Housing for registration following its execution.

          1.2 Following execution of this Contract, Party B shall cooperate with Party A to handle registration formalities with the competent authorities pursuant to relevant laws and regulations of Beijing Municipality.

     2. The Exhibit hereto shall have the same legal effect as this Contract.

     3. This Contract shall be effective as of the date on which it is signed or affixed with seals by the Parties hereto.

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This Contract is executed in Beijing on November 14, 2003 by the Parties hereto.

Party A: Beijing China Resources Building Co., Ltd.

Authorized Representative: Ms. Bai Hua


Signature (Seal):                                  (Seal of Beijing China
                                                   Resources Building Co., Ltd.)

Party B: Hurray! Solutions Ltd.

Authorized Representative: Mr. Wang Qindai


Signature (Seal):                                      (Contract Seal of Hurray!
                                                            Solutions Ltd.)

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                                Power of Attorney

Beijing Municipal Administration of State-owned Land, Resources and Housing:

We have entered into a lease contract with Beijing China Resources Building Co., Ltd. regarding the lease of Suites 1002-1004 at 10th floor in the office building of China Resources Building. We hereby authorize Beijing China Resources Building Co., Ltd. (including its employees or authorized person) with full powers to handle the formalities for registration of the lease contract on our behalf.

                                                          Hurray! Solutions Ltd.

                                     Authorized Representative:  Mr. Wang Qindai

                                                               Signature (Seal):

                                                        (Contract Seal of
                                                         Hurray! Solutions Ltd.)

                                                        Dated: November 14, 2003

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Exhibit A Plane Map of the Unit

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